UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022 (July 22, 2022)

Emerald Holding, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, New York		10005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☒

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On July 22, 2022, management and the Audit Committee (the “Audit Committee”) of the Board of Directors of Emerald Holding, Inc. (the “Company”), after consultation with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm (“PwC”), concluded the previously issued unaudited condensed consolidated financial statements of the Company as of and for the three months ended March 31, 2022 (the “Interim Financial Statements”), as filed in the Company’s Quarterly Report on Form 10-Q filed on May 10, 2022 (the “Q1 2022 10-Q”), were materially misstated. As a result, the Company’s Interim Financial Statements included in the Q1 2022 10-Q should no longer be relied upon.

The Company identified an error relating to a payment due to a third party as a result of the Company’s recognition of insurance claim proceeds associated with a cancelled event in 2021 as a result of COVID-19. After completion of a recent review by the Company’s management and the Audit Committee, including consideration of the applicable accounting standards and evaluation of the Company’s contractual obligations, the Company’s management and the Audit Committee determined that upon recognition of the insurance proceeds, the Company did not appropriately record a liability in the amount of $5.1 million, representing the portion of the insurance proceeds that were payable to a third party.  As a result of the failure to accrue this payment due to a third party, Other income, Operating income (loss), and Income (loss) before income taxes, as reported, was overstated by $5.1 million and Net income (loss) and comprehensive income (loss) was overstated by $6.5 million, inclusive of the impact to the Benefit from income taxes.  As a result of the error described, management determined the Company’s Interim Financial Statements were materially misstated. The Company will file an amendment to the Q1 2022 10-Q to restate the Interim Financial Statements and correct the error described above.  The Company is working to complete such restatement as soon as practicable.

In addition to the restatement described above, the amendment to the Q1 2022 10-Q will revise the Company’s consolidated balance sheet as of and for the year ended December 31, 2021 in order to correct the following immaterial error.  The Company identified an immaterial error relating to a payment due to another third party as a result of the Company’s recognition of insurance claim proceeds associated with a separate cancelled event in 2021 as a result of COVID-19. Management determined that upon recognition of the insurance proceeds, the Company did not appropriately record a liability in the amount of $1.6 million, representing the portion of the insurance proceeds that were payable to the other third party. The failure to accrue this payment due to the other third party resulted in Cost of revenues and Accounts payable and other current liabilities being understated by $1.6 million.  Management evaluated the impact of this error on the Company’s Q4 and full year 2021 consolidated financial statements and determined that the consolidated financial statements were not materially misstated. However, in order to correctly state equity in the restated Q1 2022 10-Q, the December 31, 2021 statement of stockholders’ deficit will be corrected when filed with the restated Q1 2022 10-Q.

In connection with the restatement, the Company’s management has evaluated the effectiveness of the Company’s disclosure controls and procedures as of March 31, 2022 and based on that evaluation, the CEO and CFO concluded its disclosure controls and procedures remained ineffective due to the unremediated material weakness previously disclosed in Item 9 of the 2021 10-K as well as the identification of the following additional material weakness in internal control over financial reporting.  Specifically, the Company’s management concluded that while the design of the Company’s control activities for payment obligations payable to third parties upon recognition of insurance claim proceeds was effective, such control activities did not operate as designed during the period ended March 31, 2022.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with PwC.

This Current Report on Form 8-K contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Report Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “will,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “potential” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding expected timing of filings, materiality or significance, the quantitative effects of the restated consolidated financial statements, and any anticipated conclusions of the Company, the Audit Committee or the Company’s management.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results, as well as our expectations regarding materiality or significance, the restatement’s quantitative effects, the effectiveness of our disclosure controls and procedures, and our deficiencies in internal control over financial reporting to differ materially from those in the forward-looking statements. These factors include the risk that additional information may arise prior to the expected filing with the SEC with the restated condensed consolidated interim financial statements, the preparation of our restated Interim Financial Statements or other subsequent events that would require us to make additional adjustments, as well as inherent limitations in internal controls over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2022		EMERALD HOLDING, INC.

	By:	/s/ David Doft
David Doft
Chief Financial Officer